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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                      -------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    November 18, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)



    Delaware                        1-7182                      13-2740599
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 (State or Other                  (Commission                (I.R.S. Employer
 Jurisdiction of                  File Number)              Identification No.)
  Incorporation)



4 World Financial Center, New York, New York                       10080
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:            (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events
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On November 18, 2002, Merrill Lynch & Co., Inc. announced that it has named
Thomas H. Patrick to the executive position of Executive Vice Chairman, responsible for finance and administration, and appointed Ahmass L. Fakahany to succeed him as Chief Financial Officer, effective immediately. Mr. Patrick will have responsibility for the Chief Financial Office and for the Human Resources, Tax, Research, Global Technology & Services, Communications & Public Affairs, Government Relations and Marketing Communications groups in the firm.


                                     * * * *
Certain statements contained in this report may constitute forward-looking statements. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures of a forward-looking nature Merrill Lynch may make in its reports on Form 10-K, Form 10-Q, and Form 8-K.





















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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MERRILL LYNCH & CO., INC.
                                     --------------------------------------
                                                  (Registrant)





                                     By:    /s/ Judith A. Witterschein
                                          ---------------------------------
                                                Judith A. Witterschein
                                                Corporate Secretary



Date:    November 18, 2002























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